Loans and Financial Liabilities - Schedule of Financial Liabilities Assumed through Business Combinations (Details) - USD ($) $ in Thousands		Dec. 31, 2025	Dec. 31, 2024
Schedule of Financial Liabilities Assumed through Business Combinations [Abstract]
Contingent consideration	[1]	$ 23,237	$ 23,566
Assumed liabilities	[2]	37,170	40,079
Less current maturities		(9,923)	(10,181)
Total Long term contingent consideration and assumed liabilities		$ 50,484	$ 53,462

[1]	Contingent consideration is measured at fair value. The change in the balance of the contingent consideration reflect the payments made on account of such and the change in the fair value of the liability. Refer also to note 15.
[2]	Assumed liabilities are measured at amortized cost. The changes in the balance of the assumed liabilities reflects the payments made on account of such and the changes in time value and changes in expected payments.